UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2016

MEDIVATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32836	13-3863260
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

525 Market Street, 36th Floor

San Francisco, California 94105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 543-3470

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

2016 Performance Bonuses

Pursuant to the terms of the Agreement and Plan of Merger, dated as of August 20, 2016, by and among Pfizer Inc., a Delaware corporation (“Pfizer”), Montreal, Inc., a Delaware corporation and wholly-owned subsidiary of Pfizer (“Purchaser”), and Medivation, Inc. (“Medivation” or the “Company”), we may pay to each of our employees, including our executive officers or named executive officers, a bonus attributable to performance during 2016 (the “Performance Bonus Payment”) equal to the product obtained by multiplying (1) the employee’s full-year bonus entitlement under all of our annual bonus plans (each, an “Annual Bonus Plan”) for the calendar year in which the merger of Purchaser and Medivation occurs (the time of such merger being referred to as the “Effective Time”) based on the greater of (a) deemed performance at “target” levels and (b) actual performance through the latest practicable date prior to the Effective Time, extrapolated through the end of such fiscal year, and (2) a fraction, the numerator of which equals the number of days that have elapsed during such fiscal year through the Effective Time and the denominator of which equals 365. Any Performance Bonus Payment may be made immediately prior to the Effective Time, provided that the recipient is then actively employed and participating in an Annual Bonus Plan. If such Performance Bonus Payment is made, then, after the Effective Date, the recipient will not be entitled to any amount for such fiscal year under any Annual Bonus Plan to the extent that it relates to service or performance occurring prior to the Effective Time.

On August 29, 2016, the Compensation Committee of our Board of Directors determined that the Company’s actual performance through the latest practicable date prior to the Effective Time, extrapolated through the end of fiscal year 2016, was at a level resulting in the payment of performance bonuses at 128% of target levels. Assuming the Effective Time occurs on September 28, 2016, the table below reflects the Performance Bonus Payments to be received by our executive officers and named executive officers immediately before the Effective Time:

Name of Executive Officer or Named Executive Officer	Performance Bonus Payment ($)
David T. Hung, M.D.	$868,015
Jennifer Jarrett	152,903
Mohammad Hirmand, M.D.	159,066
Marion McCourt	291,577
Andrew Powell	266,815
Thomas Templeman, Ph.D.	157,960

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIVATION, INC.

Dated: September 2, 2016	By:	/s/ Andrew Powell
Andrew Powell General Counsel